Exhibit 99.1

NOVAGOLD Releases Its 2022 Annual Report Featuring
a Conversation Between Dr. Thomas S. Kaplan and Daniela Cambone

NOVAGOLD’s Chairman Dr. Thomas S. Kaplan and Daniela Cambone, Editor-at-Large and Host of The Daniela Cambone Show at Stansberry Research, had a wide-ranging discussion spanning geopolitics, history, markets, investment strategy, gold opportunities, and NOVAGOLD’s 2022 achievements.

Our President and CEO, Greg Lang, summarizes the many advancements of NOVAGOLD’s 50%-owned Donlin Gold project in 2022, including its outstanding safety performance with zero lost-time incidents at site and the 141-hole, 42,331-meter drill program that returned numerous high-grade gold intercepts and good grade continuity, which exceeded expectations.

March 9, 2023 - Vancouver, British Columbia – NOVAGOLD RESOURCES INC. (“NOVAGOLD” or the “Company”) (NYSE American, TSX: NG) has published its 2022 Annual Report (the “annual report”). This year’s annual report features a special conversation between NOVAGOLD’s Chairman Dr. Thomas S. Kaplan and Daniela Cambone, Editor-at-Large and Host of The Daniela Cambone Show at Stansberry Research. Their discussion covers a broad range of topics including geopolitics, history, markets, opportunities for gold and gold equities and their macro impact, central banks as the largest buyers of gold — both presently and historically — and the corresponding potential upside for the premier “go-to” development stories in safe jurisdictions like NOVAGOLD, along with the 2022 achievements that reinforced its Tier 1 profile. The interview was recorded at the New York Stock Exchange on November 29, 2022, with a full transcript available in the annual report and via this video link (https://novagold.com/media-gallery/corporate/).

In the annual report, President and CEO Greg Lang summarizes NOVAGOLD’s numerous achievements from 2022, including the Company’s outstanding safety performance and the remarkable results from Donlin Gold’s largest drill program in 15 years, which returned not only good grade continuity but among the highest-grade gold intercepts in the gold mining industry. Mr. Lang highlights the strong, time-tested relationships with Donlin Gold’s Alaska Native Corporation partners — Calista Corporation and The Kuskokwim Corporation — with whom the Company is committed to responsible and sustainable development in the Yukon-Kuskokwim region. In addition, Mr. Lang provides an overview of NOVAGOLD’s robust financial position and the path forward in 2023.

The 2022 annual report is available on NOVAGOLD’s website here (https://www.novagold.com/investors/financials/).

www.novagold.com
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If you would like to receive a hard copy by mail, please send an email request to info@novagold.com.

NOVAGOLD welcomes comments, questions, or suggestions about the annual report and related information. Please send your feedback to info@novagold.com.

NOVAGOLD Contacts:

Mélanie Hennessey
Vice President, Corporate Communications

604-669-6227 or 1-866-669-6227

www.novagold.com
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Cautionary Note Regarding Forward-Looking Statements

This media release includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the anticipated timing of certain judicial and/or administrative decisions; the 2023 outlook; the timing and potential for an updated feasibility study on the project; our goals and planned expenditures for the remainder of 2023; ongoing support provided to key stakeholders including Native Corporation partners; Donlin Gold’s continued support for the State permitting process; the potential development and construction of Donlin Gold; the sufficiency of funds to continue to advance development of Donlin Gold, including to a construction decision; perceived merit of properties; mineral reserve and mineral resource estimates; Donlin Gold’s ability to secure the permits needed to construct and operate the Donlin Gold project in a timely manner, if at all; legal challenges to Donlin Gold’s existing permits and the timing of decisions in those challenges; whether the Donlin Gold LLC Board will continue to advance Donlin Gold up the value chain; the success of the strategic mine plan for Donlin Gold; the outcome of exploration drilling at Donlin Gold and the timing thereof; and the conversion of Galore Creek into a mine and the receipt of $25 million due in July 2023 from Newmont Corporation and the $75 million contingent payment from Newmont. In addition, any statements that refer to expectations, intentions, projections or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made.

Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; the coronavirus global pandemic (COVID-19); uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between Barrick and NOVAGOLD for the continued exploration, development and eventual construction of the Donlin Gold property; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, disease pandemics, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding Donlin Gold; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the "Risk Factors" sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC's website at www.sec.gov, or at www.sedar.com. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

www.novagold.com

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